DIRECT OPERATING COSTS	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
    The partnership has no key employees or directors and does not remunerate key management personnel. Details of the allocations of costs incurred by Brookfield on behalf of the partnership are disclosed in Note 25. Key decision makers of the partnership are all employees of the ultimate parent company or its subsidiaries, which provides management services under the master services agreement with Brookfield.
    Direct operating costs are costs incurred to earn revenues and include all attributable expenses. The following table presents direct operating costs by nature for the years ended 2021, 2020, and 2019. Comparative figures have been reclassified to conform the current period’s presentation as described in Note 2 (a):

	Year ended December 31,
(US$ MILLIONS)	2021	2020	2019
Inventory costs	$30,333	$22,854	$27,351
Subcontractor and consultant costs	3,426	3,557	4,228
Concession construction materials and labor costs	235	163	229
Depreciation and amortization expense	2,283	2,165	1,804
Compensation	4,123	3,546	3,123
Other direct costs	2,751	2,345	3,396
Total	$43,151	$34,630	$40,131
Total lease expenses relating to short-term and low-value leases included in other direct operating costs for the year ended December 31, 2021 were $25 million (2020: $24 million) and $17 million (2020: $11 million), respectively. Expected credit loss provisions on financial assets are included within other direct costs.